First Quarter 2025 Earnings Presentation May 2025

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, any statements regarding our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA, capital expenditures, our expansion into casino operations and horse racing, and our ability to consummate share repurchases in the amounts authorized pursuant to our share repurchase program or at all. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; Accel's expansion into casino operations and horse racing; unfavorable macroeconomic condit ions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, increased or retaliatory tariffs, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other presentations or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted net income, Adjusted EBITDA, EBIT, Capex, and Net Debt. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. For definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure, please see the Appendix to this presentation. 2

Accel at a Glance

High Quality Service Company in Gaming Vertical



As of March 31, 2025, Accel owned and operated 27,180 gaming terminals across 4,391 locations in Illinois, Montana, Nevada, Nebraska, Georgia and Louisiana

Strong Track Record of Growth



Average Daily Net Gaming Revenue(1)
($ in thousands)
$882
$1,125
$1,383
$2,030
$2,534
$3,051
$3,204
$3,599
2018
2019
2020
2021
2022
2023
2024
2025 YTD

Contracted, Recurring Revenue



Long, recurring agreements



Continued strong customer engagement



Firm backlog of contracted locations waiting to go-live

Disciplined Stewards of Capital



Balance sheet strength

Conservative net leverage

$309 million of Net Debt[2]



High returns on invested capital

Return capital to shareholders via share repurchases

1. Calculated as Net Gaming Revenue in the period divided by the number of operational days. There were 217 and approximately 347 operational days for the years ended December 31, 2020 and 2021, respectively.
2. Calculated as of March 31, 2025. Net Debt is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this Non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to this Non-GAAP financial measure, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of this measure to its most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation."

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Q1 2025 Highlights • Record revenues of $324 million for Q1 2025, an increase of 7% compared to Q1 2024 • Q1 2025 net income of $15 million, an increase of 97% compared to Q1 2024 • Adjusted EBITDA(1) of $50 million for Q1 2025, an increase of 7% compared to Q1 2024 • Repurchased $10 million of Accel Class A-1 Common Stock in Q1 2025, and $154 million since the repurchase program was announced in November 2021(2) • Casino and racing operations at Fairmount Park Casino & Racing commenced in April 2025 4 1. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to our non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 2. On November 22, 2021, the Company’s Board of Directors approved a share repurchase program of up to $200 million of shares of its Class A-1 common stock, and on February 27, 2025, the Board of Directors approved an amendment to the share repurchase program to replenish the dollar amount that may be purchased under the program back up to $200 million shares of Class A-1 common stock. The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities. Under the repurchase program, repurchases can be made from time to time using a variety of methods, including open market purchases or privately negotiated transactions, in compliance with the rules of the United States SEC and other applicable legal requirements. The repurchase program does not obligate the Company to acquire any particular amount of shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion. As of March 31, 2025, the Company has purchased a total of 14,844,575 shares under the repurchase program at a cost of $154 million.

$46 $50 $46 $47$50 Q1 Q2 Q3 Q4 2024 2025 $302 $309 $302 $318$324 Q1 Q2 Q3 Q4 2024 2025 Accel Quarterly KPIs 1. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this Non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to this Non-GAAP financial measure, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of this measure to its most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Locations (#) Terminals (#) Revenue ($ in millions) Adjusted EBITDA(1) ($ in millions) 5 2,786 2,816 2,791 2,775 609 620 615 619 355 359 356 357 237 239 252 270 280 96 2,745 618 355 267 310 96 4,267 4,391 4,034 4,014 4,117 Q1 2024 Q1 2025 Q2 2024 Q3 2024 Q4 2024 A x is T it le Axis Title IL MT NV NE GA LA 15,494 15,743 15,714 15,693 6,280 6,435 6,448 6,467 2,714 2,735 2,685 2,650 833 844 882 948 708 588 15,624 6,526 2,623 949 844 614 26,029 27,180 25,757 25,729 26,346 Q1 2024 Q1 2025 Q2 2024 Q3 2024 Q4 2024 IL MT NV NE GA LA

2025 Results 6 Note: Numbers may not total due to rounding. Percent change may not recalculate due to rounding. $ in millions, except %s Q1 2024 Q1 2025 % Change Locations 4,267 4,391 3% Terminals 26,029 27,180 4% Revenue $302 $324 7% Adj EBITDA $46 $50 7% CapEx $21 $27 30% Net Debt $286 $309 8% Q1 2024 Q1 2025 % Change Revenues by State: Illinois 225$ 233$ 4% Montana 38 41 8% Nevada 29 28 -5% Louisiana - 9 N/A Nebraska 6 7 24% Georgia 3 4 65% Other 1 1 -4%

Historical Financial Summary

$ in millions

	Twelve Months Ended December 31,				Three Months Ended March 31,		Q1 YoY Growth
	2021	2022	2023	2024	2024	2025	
No. of Locations	2,584	3,741	3,961	4,117	4,267	4,391	3%
No. of Terminals	13,639	23,541	25,083	26,346	26,029	27,180	4%
Net Gaming Revenue	706	925	1,114	1,173	288	302	5%
Other Revenue	29	45	57	58	14	22	61%
Gross Revenues	735	970	1,170	1,231	302	324	7%
% YoY Growth	132%	32%	21%	5%		7%	
Less: Cost of revenue (exclusive of amortization and depreciation expense shown below)	(494)	(671)	(817)	(859)	(210)	(224)	6%
Gross Profit	241	299	353	371	91	100	10%
% Margin	33%	31%	30%	30%	30%	31%	
Less: G&A Expenses	(111)	(146)	(180)	(195)	(48)	(53)	11%
EBITDA	130	153	173	177	44	47	8%
Adjusted EBITDA	140	162	181	189	46	50	7%
% Margin	19%	17%	16%	15%	15%	15%	
% YoY Growth	312%	16%	12%	4%		7%	
Less: Depreciation & amortization of property & equipment	(25)	(29)	(38)	(44)	(10)	(12)	
Less: Amortization of intangible assets and route and customer acquisition costs	(22)	(17)	(21)	(23)	(5)	(6)	
EBIT	83	106	114	110	28	29	
Less: Other expenses, net	(13)	(9)	(6)	(19)	(2)	(3)	
Less: Interest expense, net	(13)	(22)	(33)	(36)	(9)	(9)	
Less: Income tax benefit (expense)	(15)	(21)	(20)	(18)	(5)	(5)	
Less: Loss from unconsolidated affiliates	--	--	--	--	--	(0)	
Less: Loss (gain) on change in fair value of contingent earnout shares	(10)	20	(9)	(1)	(5)	2	
Less: Gain on expiration of warrants	--	--	--	0	--	--	
Less: Loss on debt extinguishment	(1)	--	--	--	--	--	
Reported Net Income	32	74	46	35	7	15	
Adjusted Net Income	71	80	83	77	20	20	

Note: Numbers may not total due to rounding.

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Accel Balance Sheet 8 Note: Numbers may not total due to rounding. $ in millions December 31, 2024 March 31, 2025 Assets Current Assets: Cash and cash equivalents $281 $272 Other current assets 45 45 Total current assets $326 $316 Property and equipment, net 308 322 Route and customer acquisition costs, net 23 24 Location contracts acquired, net 203 198 Goodwill 116 116 Other assets 72 72 Total assets $1,048 $1,047 Liabilities, Temporary equity and Stockholders' equity Current liabilities: Short term debt and current maturities $34 $34 Accrued state and location gaming expense 25 30 Other current liabilities 59 66 Total current liabilities $118 $131 Long-term liabilities: Long-term debt $561 $546 Contingent earnout share liability 33 31 Other liabilities 77 76 Total liabilities $789 $784 Total temporary and stockholders' equity $259 $263 Total liabilities, temporary equity, and stockholders' equity $1,048 $1,047

Definition of Non-GAAP Financial Measures Adjusted net income is defined as net income plus: • Amortization of intangible assets and route and customer acquisition costs • Stock-based compensation expense • Loss from unconsolidated affiliates • Loss (gain) on change in fair value of contingent earnout shares • Gain on change in fair value of warrants • Other expenses, net – consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring lobbying and legal expenses related to distributed gaming expansion in current or prospective markets, and (iii) other non-recurring expenses • Tax effect of adjustments Adjusted EBITDA is defined as net income plus: • Amortization of intangible assets and route and customer acquisition costs • Stock-based compensation expense • Loss from unconsolidated affiliates • Loss (gain) on change in fair value of contingent earnout shares • Gain on expiration of warrants • Other expenses, net • Tax effect of adjustments • Depreciation and amortization of property and equipment • Interest expense, net • Emerging markets – reflects the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing − Markets are no longer considered emerging when we have installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date we first install or acquire gaming terminals in the jurisdiction, whichever occurs first − We currently view Pennsylvania as an emerging market − Prior to January 2024, Iowa was considered an emerging market − Prior to April 2023, Nebraska was considered an emerging market • Income tax expense • Loss on debt extinguishment 9 Accel uses non-GAAP measures as a key performance measure of the results of operations for purposes of evaluating performance internally. Management believes these non-GAAP financial measures enhance the understanding of our underlying drivers of profitability, trends in our business, and facilitate company-to-company and period-to-period comparisons. Management also believes that these non- GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate our ability to fund capital expenditures, service debt obligations and meet working capital requirements. EBIT is defined as EBITDA less: • Depreciation and amortization of property and equipment • Amortization of intangible assets and route and customer acquisition costs Capex is defined as purchases of property and equipment Net debt is defined as debt, net of current maturities plus: • Current maturities of debt less cash and cash equivalents

Non-GAAP to GAAP Reconciliation

$ in millions

	Twelve Months Ended December 31, 2021	2022	2023	2024	Three Months Ended March 31, 2024	2025
Reported Net Income (Loss)	32	74	46	35	7	15
(+) Amortization of intangible assets and route and customer acquisition costs	22	17	21	23	5	6
(+) Stock-based compensation expense	6	7	9	12	2	2
(+) Loss from unconsolidated affiliates	–	–	–	–	–	0
(+) Loss (gain) on change in fair value of contingent earnout shares	10	(20)	9	1	5	(2)
(+) Gain on change in fair value of warrants	–	–	–	(0)	–	–
(+) Other expenses, net	13	9	6	19	2	3
(+) Tax effect of adjustments	(11)	(8)	(9)	(14)	(3)	(3)
Adjusted Net Income	71	80	83	77	20	20
(+) Depreciation and amortization of property & equipment	25	29	38	44	10	12
(+) Interest expense, net	13	22	33	36	9	9
(+) Emerging markets	3	3	(1)	0	0	0
(+) Income tax (benefit) expense	26	29	29	32	8	8
(+) Loss on debt extinguishment	1	–	–	–	–	–
Adjusted EBITDA	140	162	181	189	46	50

	Three Months Ended March 31, 2024	June 30, 2024	Sep. 30, 2024	Dec. 31, 2024	Three Months Ended March 31, 2025
Reported Net Income	7	15	5	8	15
(+) Amortization of intangible assets and route and customer acquisition costs	5	6	6	6	6
(+) Stock-based compensation expense	2	3	3	3	2
(+) Loss from unconsolidated affiliates	–	–	0	(0)	0
(+) Loss (gain) on change in fair value of contingent earnout shares	5	(5)	4	(3)	(2)
(+) Other expenses, net	2	7	4	6	3
(+) Depreciation & amortization of property & equipment	10	11	11	12	12
(+) Interest expense, net	9	9	9	9	9
(+) Emerging markets	0	0	0	0	0
(+) Income tax expense	5	4	4	6	5
Adjusted EBITDA	46	50	46	47	50

	March 31, 2024	2025
Debt, net of current maturities	511	546
(+) Current maturities of debt	28	34
(-) Cash and cash equivalents	(254)	(272)
Net Debt	286	309

Note: Numbers may not total due to rounding.

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